                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY


                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                        Dated as of September 30, 1999

                                    Between

                     BETTER MINERALS & AGGREGATES COMPANY,

                                      and

                    THE OTHER GRANTORS REFERRED TO HEREIN,

                                 as Grantors,
                                 -----------

                                      and

                          BANQUE NATIONALE DE PARIS,

                                   as Agent
                                   --------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                                     Page
Section 1.   Grant of Security...........................................................    1

Section 2.   Security for Obligations....................................................    3

Section 3.   Grantors Remain Liable......................................................    3

Section 4.   Representations and Warranties..............................................    3

Section 5.   Further Assurances..........................................................    5

Section 6.   Transfers and Other Liens...................................................    7

Section 7.   Agent Appointed Attorney-in-Fact............................................    7

Section 8.   Agent May Perform...........................................................    8

Section 9.   The Agent's Duties..........................................................    8

Section 10.  Remedies....................................................................    8

Section 11.  Indemnity and Expenses......................................................   10

Section 12.  Security Interest Absolute..................................................   10

Section 13.  Amendments; Waivers, Etc....................................................   10

Section 14.  Addresses for Notices.......................................................   11

Section 15.  Continuing Security Interest, Assignments under the Credit Agreement........   11

Section 16.  Release and Termination.....................................................   12

Section 17.  Execution in Counterparts...................................................   12

Section 18.  Governing Law, Submission to Jurisdiction, Waiver of Jury Trial; Etc........   12

Schedule I     -  Patents and Patent Applications
Schedule II - Trademark Registrations, Trademark Applications and Common Law Trademarks
Schedule III   -  Copyright Registrations and Applications

Schedule IV    -  Licenses
Schedule V     -  Pending Litigation/Unauthorized Uses

Exhibit A      -  Intellectual Property Security Agreement Supplement

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


          INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of September 30, 1999, made between Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), each other
                                                        --------
grantor listed on the signature pages hereto (together with the Borrower, the "Grantors" and, individually, a "Grantor"), and BANQUE NATIONALE DE PARIS
 --------
("BNP"), as agent (together with any successor agent appointed pursuant to
  ---
Article VII of the Credit Agreement (as hereinafter defined), the ("Agent") for the Lender Parties (as defined in the Credit Agreement) and as custodian for the Hedge Banks (as defined in the Credit Agreement).

                            PRELIMINARY STATEMENTS

          (1) The Borrower, BMAC Holdings, Inc., a Delaware corporation, and George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Canada (the "Canadian Borrower"), have entered into a Credit
                         -----------------
Agreement dated as of September 30, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit
                                                                          ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with certain Lender Parties party thereto and Banque Nationale de Paris, as Agent for such Lender Parties and as Swing Line Bank and Initial Issuing Bank.

          (2) It is a condition precedent to the making of Advances and Drawings and the issuance of Letters of Credit by the Lender Parties and the entry by the Hedge Banks into the Bank Hedge Agreements with the Loan Parties under the Credit Agreement that the Grantors shall have executed and delivered this Intellectual Property Security Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Drawings and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements with the Loan Parties from time to time, the Grantors hereby agree with the Agent for the ratable benefit of the Secured Parties as follows:

          Section 1. Grant of Security. Each Grantor hereby assigns and pledges
                     -----------------
to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired, wherever located and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):
                                       --------------------------------

          (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any infringements thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");
                                                             -------

          (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and dilutions thereof,
     (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks"), provided, however, that the Trademarks shall not include any
      ----------
     trademark applications filed in the United States Patent and Trademark Office under 15 U.S.C. (S) 1051(b) prior to the filing of a verified statement of use under 15 U.S.C. (S) 1051(d) to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law;

          (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");
                                                             ----------

          (d) all license agreements with any other person in connection with any of the Patents or Trademarks or Copyrights, or such other person's patents, trade names, trademarks or copyrights, whether such Grantor is a licensor or licensee under any such license agreement, in each case, to the extent such license agreements do not prohibit such Grantor from granting a security interest in its rights thereunder, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (the "Licenses");
      --------

          (e) confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future misappropriations thereof, and (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future misappropriations thereof); provided, that such grant shall only be
                                 --------
     effective to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in any of the foregoing is not prohibited by law, contract or otherwise without the consent of any person or would not give any other person the right to terminate its obligations with respect thereto (the "Trade Secrets"); and
                                                          -------------

          (f) all computer software programs and data bases (including source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, including, without limitation, any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing;

     provided, that such grant shall only be effective to the extent the grant
     --------
     by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in any of the foregoing is not prohibited by law, contract or otherwise without the consent of any person or would not give any other person the right to terminate its obligations with respect thereto (the "Computer Software").
                   -----------------

          Section 2.  Security for Obligations.  This Agreement secures the
                      ------------------------
payment of all Obligations of each Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the
                                 -------------------
generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          Section 3.  Grantors Remain Liable.  Anything herein to the contrary
                      ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Intellectual Property Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Intellectual Property Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4.  Representations and Warranties.  Each Grantor represents
                      ------------------------------
and warrants as to itself and its Intellectual Property Collateral as follows:

          (a) Such Grantor is the legal, beneficial, sole and exclusive owner of the Intellectual Property Collateral free and clear of any Lien, except for the Liens permitted in the Loan Documents. No effective financing statement or other instrument similar in effect covering all or any part of the Intellectual Property Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or as permitted in the Loan Documents.

          (b) Set forth in Schedule I hereto is a complete and accurate list as of the date hereof of all patents and all patent applications owned by such Grantor. Set forth in Schedule II hereto is a complete and accurate list as of the date hereof of all trademark and service mark registrations and all trademark and service mark applications owned by such Grantor. Set forth in Schedule III hereto is a complete and accurate list as of the date hereof of all copyright registrations and copyright applications owned by such Grantor. Set forth in Schedule IV hereto is a complete and accurate list as of the date hereof of all Licenses owned by such Grantor in which such Grantor is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks, or copyrights.

          (c) As of the date of this Agreement, each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Grantor set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and is valid, registrable and enforceable. As of the date of this Agreement, each License of such Grantor identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Grantor has notified the Agent in writing of all uses of which it is aware, as of the date of this Agreement, of any item of Intellectual Property Collateral which could reasonably be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

          (d) As of the date of this Agreement, such Grantor has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral. As of the date of this Agreement, such Grantor has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

          (e) Such Grantor has used its sound business judgment in utilizing statutory notice in a commercially reasonable manner in connection with its use of each patent, each registered trademark and registered service mark and each copyright contained in Schedules I, II and III.

          (f) Except to the extent set forth on Schedule 4.01(d) to the Credit Agreement, all filings and other actions necessary or desirable to perfect and preserve the security interest in the United States Intellectual Property Collateral created under this Agreement have been duly made or taken. This Agreement, together with such filings and other actions, upon the filing of financing and continuation statements under the Uniform Commercial Code and the recording of the security interest and lien provisions of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, creates a valid and perfected security interest in the Intellectual

     Property Collateral, securing the payment of the Secured Obligations subject in priority only to the liens and security interests permitted in the Loan Documents.

          (g) Except to the extent set forth on Schedule 4.01(d) to the Credit Agreement, no consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required (i) for the grant by such Grantor of the assignment and security interest granted hereunder, for the pledge by such Grantor of the Intellectual Property Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment or security interest subject only to the liens and security interests permitted in the Loan Documents) or (iii) for the exercise by the Agent of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement, in each case other than the filing of financing and continuation statements under the Uniform Commercial Code and the recording of the security interest and lien provisions of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office which shall be duly filed promptly following the execution of this Agreement.

          (h) Except for the Licenses set forth in Schedule IV and except as set forth in Schedule V hereto, as of the date of this Agreement, such Grantor has no knowledge of the existence of any right or any claim that is likely to be made by any third party relating to any item of Intellectual Property Collateral.

          (i) Except as set forth in Schedule V, as of the date of this Agreement, no claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Grantor of any Intellectual Property Collateral does or may violate the rights of any Person. Except as set forth in Schedule V, as of the date of this Agreement, to the best of such Grantor's knowledge, there is no infringement or unauthorized use of any item of Intellectual Property Collateral.

          Section 5.  Further Assurances.  (a)  Each Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or customary that the Agent may request, in order to perfect and preserve any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Intellectual Property Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or customary as the Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to the Intellectual Property Collateral.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Grantor where permitted by law upon which evidence of such filing shall be sent promptly to such Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or License, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 will automatically apply thereto, and (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or License will automatically become part of the Intellectual Property Collateral. Each Grantor shall provide to the Agent on a semi-annual basis, beginning on March 31, 2000, a written report indicating any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration or copyright application, or License that it should obtain (or License that it should grant) during the immediately previous six month period. Each Grantor authorizes the Agent to modify this Agreement by amending Schedules I, II, III, IV and V (and will cooperate with the Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License which becomes part of the Intellectual Property Collateral under this Section.

          (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, each Grantor agrees to take all steps it deems necessary or appropriate, including, without limitation, in the United States Patent and Trademark Office, the United States

Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities will be borne by such Grantor. The Grantors shall not discontinue use of or otherwise abandon any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration or copyright application now owned or hereafter acquired or filed, or abandon any right to file any application for any patent, trademark or copyright, unless the applicable Grantor shall have previously determined using its sound business judgment that such use or pursuit or maintenance of the same is no longer desirable in the conduct of such Grantor's business, in which case, such Grantor will give notice of any such abandonment or discontinuance to the Agent pursuant to the semi-annual reporting requirement contained in Section 5(d) above, provided that, in no event, shall such Grantor discontinue use or otherwise abandon any of the Intellectual Property Collateral now owned or hereafter acquired or filed, or abandon any right to file any application to obtain any Intellectual Property Collateral, if such act, either alone or in aggregation with other such acts, is reasonably expected to have a Material Adverse Effect.

          (f) Each Grantor agrees to notify the Agent promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral has been determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral, and such abandonment, dedication, adverse determination or proceeding is reasonably expected to have a Material Adverse Effect.

          (g) In the event that any Grantor becomes aware that any of the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations and copyright applications contained on Schedules I, II and III to this Agreement is infringed or misappropriated by a third party, such Grantor will promptly notify the Agent and will take such actions, if any, as such Grantor in its sound business judgment deems reasonable and appropriate under the circumstances to protect the same, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities will be borne by such Grantor.

          (h) Each Grantor will continue to use its sound business judgment in utilizing statutory notice in a commercially reasonable manner in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

          (i) Each Grantor will take all steps which it in its sound business judgment deems reasonable and appropriate under the circumstances to preserve and protect its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the registered trademarks or registered service marks contained on Schedule II hereto, consistent with sound business practices, and taking all steps it deems necessary or appropriate to ensure that all licensed users of any of such registered trademarks or registered service marks use such consistent standards of quality.

          Section 6.  Transfers and Other Liens.  Each Grantor agrees not (i) to
                      -------------------------
sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Intellectual Property Collateral, except sales, assignments and dispositions otherwise permitted under Section 5.02(e) of the Credit Agreement or in Section 5(e) hereof, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral except for the pledge, assignment and security interest created under this Agreement and the Liens permitted under Section 5.02(a) of the Credit Agreement.

          Section 7.  Agent Appointed Attorney-in-Fact.  Each Grantor hereby
                      --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, upon (i) the occurrence and during the continuance of an Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances and any amounts otherwise due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section
6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, and upon notice to such Grantor, to take any action and to execute any instrument that the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral,

          (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceedings that the Agent may deem reasonably necessary or desirable for the collection of any payments relating to any of the Intellectual Property Collateral or otherwise to enforce the rights of the Agent with respect to any of the Intellectual Property Collateral; provided that the Agent shall
                                                  --------
     act with reasonable care in the exercise of the foregoing; and provided,
                                                                    --------
     further, that the Agent shall give such Grantor not less than ten Business
     -------
     Days prior written notice of the time and place of any sale or other intended disposition of the Intellectual Property Collateral.

          Section 8.  Agent May Perform.  Upon and during the continuance of an
                      -----------------
Event of Default, if any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 11(b).

          Section 9.  The Agent's Duties.  The powers conferred on the Agent
                      ------------------
hereunder are solely to protect its interest in the Intellectual Property Collateral and, beyond the exercise of reasonable care, shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the certificates of registration for any of the Trademarks or Copyrights or the letters patent for any of the Patents in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Intellectual Property Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral, in each case, beyond the exercise of reasonable care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the certificates of registration for any of the Trademarks or Copyrights or the letters patent for any of the Patents in its possession if such certificates of registration and letters patent are accorded treatment substantially equal to that which it accords its own property.

          Section 10.  Remedies.  If (i) any Event of Default shall have
                       --------
occurred and be continuing and (ii) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such
Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances shall have occurred:

          (a) The Agent may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not
                                 ----------------------------
     the N.Y. Uniform Commercial Code applies to the affected Intellectual Property Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the documents and things embodying any part of the Intellectual Property Collateral as directed by the Agent (to the extent permitted by applicable law and without breach of the peace) and make them available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition will be included, and each Grantor will supply to the Agent or its designee such Grantor's know-how and expertise, and the documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 11) by the Agent for the ratable benefit of the Secured Parties against the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or its successor or assigns, or as a court of competent jurisdiction may direct.

          (c) The Agent may exercise any and all rights and remedies of each Grantor in respect of the Intellectual Property Collateral.

          (d) All payments received by any Grantor under or in connection with any Intellectual Property Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

          Section 11.  Indemnity and Expenses.  (a)  Each Grantor agrees jointly
                       ----------------------
and severally to indemnify the Secured Parties in connection with any claims, losses and liabilities resulting from this Agreement to the extent required by, and in accordance with the provisions of, Section 8.04(b) of the Credit Agreement as if such Grantor were a party to the Credit Agreement.

          (b) Each Grantor agrees jointly and severally to pay to the Agent such amounts of any fees and expenses incurred by the Agent in connection with the administration of the Agreement as is required by, and in accordance with the provisions of, Sections 8.04(a) and (b) of the Credit Agreement as if such Grantor were a party to the Credit Agreement.

          Section 12.  Security Interest Absolute.  The obligations of each
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Grantor to enforce this Agreement. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforce ability of any Loan Document, any Bank Hedge Agreement or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Bank Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

          (iii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

          (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

          (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          Section 13.  Amendments; Waivers, Etc.  (a)  No amendment or waiver of
                       ------------------------
any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent, any Lender Party or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) Upon the execution and delivery by any Person of an intellectual property security agreement supplement in substantially the form of Exhibit A hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such
                 ---------------------------------------------------
Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" or "Grantors" shall also mean and be a reference to such Additional Grantor and (ii) the schedules attached to such Intellectual Property Security Agreement

Supplement shall be incorporated into and become a part of and supplement Schedules I through IV hereto, and the Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          (d) Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

          Section 14.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier or telegraphic communication) and mailed, telecopied, telegraphed, cabled or delivered, if to a Grantor, c/o Better Minerals & Aggregates Company, Route 522 North, P.O. Box 187, Berkeley Springs, WV 25411, Attention: Chief Financial Officer, telecopier number (304) 258-3500, and if to the Agent, any Lender Party, the Issuing Bank or any Hedge Bank, addressed to it at its address set forth in Section 8.02 of the Credit Agreement, or, as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14. All such notices and other communications shall, when mailed, telecopied or telegraphed, be effective when received by the addressee.

          Section 15.  Continuing Security Interest, Assignments under the
                       ---------------------------------------------------
Credit Agreement.  This Agreement shall create a continuing security interest in
----------------
the Intellectual Property Collateral and shall (a) remain in full force and effect until the latest of the payment in full in cash of the Secured Obligations constituting an Advance or other Secured Obligations then due and payable, the Termination Date and the termination or expiration of all Bank Hedge Agreements or as otherwise permitted thereunder, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

          Section 16.  Release and Termination.  (a)  Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Intellectual Property Collateral in accordance with the terms of the Loan Documents, the Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such
                --------  -------
release, no Event of Default shall
have occurred and be continuing, (ii) except to the extent such sale, lease or transfer or other disposition is permitted under Section 5.02(e) of the Credit Agreement, such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of the Intellectual Property Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.07 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent at the closing.

          (b) Upon the latest of the payment in full in cash of the Secured Obligations constituting an Advance or other Secured Obligations then due and payable, the Termination Date and the termination or expiration of all Bank Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Intellectual Property Collateral shall revert to the Grantors. Upon any such termination, the Agent will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination and promptly release and return the Intellectual Property Collateral in its possession.

          Section 17.  Execution in Counterparts. This Agreement may be executed
                       -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 18.  Governing Law, Submission to Jurisdiction, Waiver of Jury
                       ---------------------------------------------------------
Trial; Etc. (a) This Agreement shall be governed by and construed in accordance
----------
with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code are used herein as therein defined.

          (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Bank Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Bank Hedge Agreement to which it is or is to be a party, or otherwise proceed against any Grantor, in any other jurisdiction.

          (c) Each Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding at the address set forth below its name on the signature page hereof by any method permitted by law.

          (d) To the extent that any Grantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Bank Hedge Agreement to which it is or is to be a party.
          (e) Each Grantor irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any other Loan Document or any Bank Hedge Agreement, the transactions contemplated hereby or thereby or the actions of the Agent, any Lender Party or any Hedge Bank in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                              BETTER MINERALS & AGGREGATES
                                              COMPANY

                                             By: /s/ Richard Nick
                                                --------------------------------
                                                Name: Richard Nick
                                                Title: Vice President

                                             PENNSYLVANIA GLASS SAND CORPORATION

                                             By: /s/ Richard Nick
                                                --------------------------------
                                                Name: Richard Nick
                                                Title: Vice President

                                             THE FULTON LAND AND TIMBER COMPANY

                                             By: /s/ Richard Nick
                                                --------------------------------
                                                Name: Richard Nick
                                                Title: Vice President

                                             OTTAWA SILICA COMPANY

                                             By:________________________________
                                                Name:
                                                Title:

                                             GEORGE F. PETTINOS, INC.

                                             By: /s/ Richard Nick
                                                --------------------------------
                                                Name: Richard Nick
                                                Title: Vice President

                                             ELLEN JAY, INC.

                                             By: /s/ Richard Nick
                                                --------------------------------

                                                 Name: Richard Nick
                                                 Title: Vice President

                                              U.S. SILICA COMPANY

                                              By: /s/ Richard Nick
                                                 -------------------------------
                                                 Name: Richard Nick
                                                 Title: Vice President

                                              BETTER MATERIALS CORPORATION

                                              By: /s/ Richard Nick
                                                 -------------------------------
                                                 Name: Richard Nick
                                                 Title: Vice President

                                              BMC TRUCKING, INC.

                                              By: /s/ Richard Nick
                                                 -------------------------------
                                                 Name: Richard Nick
                                                 Title: Vice President

                                              BUCKS COUNTY CRUSHED STONE COMPANY

                                              By: /s/ Richard Nick
                                                 -------------------------------
                                                 Name: Richard Nick
                                                 Title: Vice President

                                              CHIPPEWA FARMS CORPORATION

                                              By: /s/ Richard Nick
                                                 -------------------------------
                                                 Name: Richard Nick

                                      19
                                               Title: Vice President

                                            SHORE STONE COMPANY, INC.

                                            By: /s/ Richard Nick
                                               ---------------------------------
                                               Name: Richard Nick
                                               Title: Vice President

                                            COMMERCIAL STONE CO., INC.

                                            By: /s/ Richard Nick
                                               ---------------------------------
                                               Name: Richard Nick
                                               Title: Vice President

                                            STONE MATERIALS COMPANY, LLC

                                            By: Better Minerals & Aggregates
                                             Company, as Manager

                                            By: /s/ Richard Nick
                                               ---------------------------------
                                               Name: Richard Nick
                                               Title: Vice President

                                            COMMERCIAL AGGREGATES TRANSPORTATION
                                            AND SALES, LLC

                                            By: Stone Materials Company, LLC, as
                                             Manager

                                            By: /s/ Richard Nick
                                               ---------------------------------
                                               Name: Richard Nick
                                               Title: Vice President

BANQUE NATIONALE DE PARIS,
as Agent

By: /s/ Paul Barnes
   ----------------------
Name:
Title: AVP

                                   EXHIBITA
                                      to
                   Intellectual Property Security Agreement

          FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

                                                        ________ ____, _________

Banque National de Paris, New York Branch,
  as Agent
499 Park Avenue
New York, New York 10022
Attention:

 Intellectual Property Security Agreement dated as of September 30, 1999 among Better Minerals & Aggregates Company and additional grantors named therein, as
                                 Grantors, and
                      Banque Nationale de Paris, as Agent

Ladies and Gentlemen:

     Reference is made to the above-captioned Intellectual Property Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"). Unless otherwise defined herein, terms defined in the
 ------------------
Security Agreement are used herein as therein defined.

     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Grantor" or the "Grantors" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Secured Parties and hereby grants to the Agent for its benefit and the ratable benefit of the Secured Parties as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Intellectual Property Collateral, whether now owned or hereafter acquired.

     The undersigned has attached hereto supplements to Schedules I through IV to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

     The undersigned hereby makes each representation and warranty set forth in
Section 4 of the Security Agreement as to itself and as to its Intellectual Property Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as any other Grantor.

     This letter shall be governed by and construed in accordance with the laws of the State of New York.

                                              Very truly yours,

                                              [NAME OF ADDITIONAL
                                                GRANTOR]

                                              By _______________________________
                                                 Name:
                                                 Title:
                                                 Address: